UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

date of Report (Date of earliest event reported): May 3, 2018

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MRC Global inc.

(Exact name of registrant as specified in its charter)

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Identification Number)
Delaware (State or other jurisdiction of incorporation)	001-35479 (Commission File Number)	20-5956993 (I.R.S. Employer Identification Number)
Fulbright Tower, 1301 McKinney Street, Suite 2300 Houston, Texas 77010 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure

MRC Global Inc. (“the Company”) is hereby releasing certain supplemental financial information.  In accordance with General Instructions B.2 of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

On January 1, 2018, the Company adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers.    The standard is applied prospectively to each of our reporting segments that will be presented in any subsequent financial statements to be filed with the Securities and Exchange Commission in Form 10-Q and Form 10-K.  In this supplemental disclosure, the Company presents certain disaggregated revenue information for each of the four quarters of 2017 and 2016 required under the new standard.    Our disaggregated revenue represents our business of selling PVF to the energy sector across each of the upstream (exploration, production and extraction of underground oil and gas), midstream (gathering and transmission of oil and gas, gas utilities, and the storage and distribution of oil and gas) and downstream (crude oil refining and petrochemical and chemical processing and general industrials) markets in each of our reportable segments.

The following table presents our revenue disaggregated by revenue source (in millions):

2017
	US	Canada	International	Total
Q1 2017
Upstream	$140	$61	$44	$245
Midstream	346	11	14	371
Downstream	180	5	61	246
Total	$666	$77	$119	$862
Q2 2017
Upstream	$159	$50	$49	$258
Midstream	379	14	27	420
Downstream	182	5	57	244
Total	$720	$69	$133	$922
Q3 2017
Upstream	$164	$58	$47	$269
Midstream	409	14	14	437
Downstream	186	5	62	253
Total	$759	$77	$123	$959
Q4 2017
Upstream	$160	$53	$64	$277
Midstream	362	11	2	375
Downstream	193	7	51	251
Total	$715	$71	$117	$903
YTD 2017
Upstream	$623	$222	$204	$1,049
Midstream	1,496	50	57	1,603
Downstream	741	22	231	994
Total	$2,860	$294	$492	$3,646

2016
	US	Canada	International	Total
Q1 2016
Upstream	$131	$47	$53	$231
Midstream	263	13	2	278
Downstream	212	4	58	274
Total	$606	$64	$113	$783
Q2 2016
Upstream	$100	$37	$74	$211
Midstream	276	13	3	292
Downstream	175	4	64	243
Total	$551	$54	$141	$746
Q3 2016
Upstream	$115	$38	$71	$224
Midstream	298	28	1	327
Downstream	177	4	61	242
Total	$590	$70	$133	$793
Q4 2016
Upstream	$125	$41	$52	$218
Midstream	258	9	1	268
Downstream	167	5	61	233
Total	$550	$55	$114	$719
YTD 2016
Upstream	$471	$163	$250	$884
Midstream	1,095	63	7	1,165
Downstream	731	17	244	992
Total	$2,297	$243	$501	$3,041

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 3, 2018

MRC GLOBAL INC.

By: /s/ James E. Braun

James E. Braun

Executive Vice President and Chief Financial Officer